UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                      ___________________________________

                                     FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):

                             September 29, 2004


	                   HARRIS & HARRIS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



 	New York	              0-11576	               13-3119827
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(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation)                                       Identification No.)



                              111 West 57th Street
	                    New York, New York  10019
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               (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (212) 582-0900
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Item 5.05.   Amendments to Registrant's Code of Ethics

On September 29, 2004, the Board of Directors of Harris &
Harris Group, Inc. (the "Company") amended its Code of
Conduct for Directors and Employees of Harris & Harris
Group, Inc. adopted pursuant to Section 406 of the
Sarbanes-Oxley Act of 2002 and Nasdaq Marketplace Rule
4250(n).   The Code of Conduct was generally revised to
include the role of the Company's Chief Compliance Officer, a new position in the Company as of August 1, 2004. The text of the Code of Conduct is included as an exhibit to this Form 8-K.


Item 8.	01   Other Events

On September 29, 2004, the Board of Directors of the
Company amended its Code of Ethics Pursuant to Rule 17j-1
adopted pursuant to Rule 17j-1 under the Investment Company
Act of 1940.  The Code of Ethics was revised to include the
role of the Company's Chief Compliance Officer, a new
position in the Company as of August 1, 2004, and to better
reflect the Company's objective of making initial
investments in private portfolio companies specializing in
tiny technology.   The text of the Code of Ethics is
included as an exhibit to this Form 8-K.

Item 9.      Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.



Exhibit No.			Description
-----------                     -----------
14	                        Code of Conduct for Directors
                                and Employees of Harris &
                                Harris Group, Inc.

14				Code of Ethics Pursuant to
                                Rule 17-j1



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                     SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	October 4, 2004	           HARRIS & HARRIS GROUP, INC.



                                   By: /s/ Helene B. Shavin
                                      -------------------------
     				      Helene B. Shavin
				      Vice President and Controller



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                  EXHIBIT INDEX



Exhibit No.			Description
-----------                     -----------

14	                        Code of Conduct for Directors
                                and Employees of Harris &
                                Harris Group, Inc.

14				Code of Ethics Pursuant to
                                Rule 17-j1






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